UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ECLIPSE FUNDS

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ECLIPSE FUNDS
MAINSTAY SMALL COMPANY VALUE FUND
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

SPECIAL MEETING OF SHAREHOLDERS
To Be Held October 16, 2009

To Our Shareholders:

Please take note that a Special Meeting of Shareholders (the “Special Meeting”) of the MainStay Small Company Value Fund (the “Fund”), a series of Eclipse Funds (the “Trust”), a Massachusetts business trust, will be held on Friday, October 16, 2009, beginning at 11:30 a.m. Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The Trust currently consists of 3 series. The accompanying Notice of Special Meeting and Proxy Statement relate solely to the Fund, as specified in the Proxy Statement.

Please note that at a special meeting held on June 23, 2009, the Board of Trustees (the “Board” or “Trustees”) approved a Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund, subject to shareholder approval. This change, along with other changes approved by the Board, is described in a supplement to the Fund’s prospectus dated June 29, 2009. At the Special Meeting, as explained in the accompanying Proxy Statement, you will be asked to approve the Subadvisory Agreement between New York Life Investments and Epoch with respect to the Fund (the “Proposal”). Epoch currently serves as the interim subadvisor to the Fund pursuant to the terms of an interim subadvisory agreement, approved by the Board at its June 23, 2009 special meeting.

After careful consideration, the Board has approved the Proposal and recommends that shareholders vote “FOR” the Proposal.

Your vote is very important to us regardless of the number of shares of the Fund you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on October 16, 2009. A proxy card accompanies the Proxy Statement. There are several ways to vote your shares, including by mail, telephone and through the Internet. Please refer to the proxy card for more information on how to vote. If we do not receive a response by one of these methods, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote.

If you have any questions before you vote, please contact the Fund by calling toll-free 800-MAINSTAY (624-6782). We will get you the answers that you need promptly.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Stephen P. Fisher President

Enclosure

ECLIPSE FUNDS
MAINSTAY SMALL COMPANY VALUE FUND
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 16, 2009

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Friday, October 16, 2009.

The Proxy Statement is also available at mainstayinvestments.com.

To Our Shareholders:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Special Meeting”) of the MainStay Small Company Value Fund (the “Fund”), a series of Eclipse Funds (the “Trust”), a Massachusetts business trust, will be held at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on Friday, October 16, 2009, beginning at 11:30 a.m., Eastern time.

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders will be asked to consider and approve the following proposal (the “Proposal”):

To approve a Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) to appoint Epoch as the subadvisor to the Fund.

Epoch currently serves as the interim subadvisor to the Fund pursuant to the terms of an interim subadvisory agreement approved by the Fund’s Board on June 23, 2009.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposal above. You may vote at the Special Meeting if you are the record owner of shares of the Fund as of the close of business on July 27, 2009 (the “Record Date”). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may authorize your proxy by simply: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the voting instruction card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Fund for additional information by calling toll-free 800-MAINSTAY (624-6782).

By Order of the Board of Directors,

Marguerite E. H. Morrison Chief Legal Officer and Secretary August [26], 2009

IMPORTANT NOTICE:
PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

INSTRUCTIONS FOR SIGNING PROXY CARDS

THE FOLLOWING GENERAL RULES FOR SIGNING PROXY CARDS MAY BE OF ASSISTANCE TO YOU AND MAY HELP AVOID THE TIME AND EXPENSE INVOLVED IN VALIDATING YOUR VOTE IF YOU FAIL TO SIGN YOUR PROXY CARD PROPERLY.

1. INDIVIDUAL ACCOUNTS:  Sign your name exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS:  Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3. ALL OTHER ACCOUNTS:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

FOR EXAMPLE:

REGISTRATION	VALID
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp. c/o John Doe	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 01/01/01	Jane B. Doe, Trustee u/t/d/ 01/01/01
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith, Custodian f/b/o/ John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

•	AUTHORIZE YOUR PROXY THROUGH THE INTERNET. You may authorize your proxy by logging into the Internet site located on your proxy card and following the instructions on the website. In order to log on, you will need the control number found on your proxy card.
•	AUTHORIZE YOUR PROXY BY TELEPHONE. You may authorize your proxy by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.
•	VOTE BY MAIL. You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-paid envelope provided.
•	VOTE IN PERSON AT THE SPECIAL MEETING.

ECLIPSE FUNDS
MAINSTAY SMALL COMPANY VALUE FUND
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 16, 2009

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of Eclipse Funds (the “Trust”), a Massachusetts business trust, on behalf of the MainStay Small Company Value Fund (the “Fund”), a series of the Trust, for a Special Meeting of Shareholders of the Fund (the “Special Meeting”). The Special Meeting will be held on Friday, October 16, 2009 at 11:30 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

As is more fully described in this Proxy Statement, shareholders of the Fund will be asked to vote on the following proposal (the “Proposal”):

To approve a new Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) to appoint Epoch as the subadvisor to the Fund.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Epoch currently serves as the interim subadvisor to the Fund pursuant to the terms of an interim subadvisory agreement (the “Interim Subadvisory Agreement”), which was approved by the Board at a special meeting on June 23, 2009.

Only shareholders of record who owned shares of any class of the Fund at the close of business on July 27, 2009 (the “Record Date”) are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of the Fund that you own entitles you to one (1) vote with respect to any proposal on which the Fund’s shareholders are entitled to vote (a fractional share has a fractional vote).

The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting, and the enclosed proxy card on or about August 26, 2009 to all shareholders of record of the Fund as of the Record Date.

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It is important for you to vote on the Proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposal.

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PROPOSAL

APPROVAL OF A SUBADVISORY AGREEMENT
BETWEEN NEW YORK LIFE INVESTMENT MANAGEMENT LLC
AND EPOCH INVESTMENT PARTNERS, INC.

At a special meeting held on June 23, 2009, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), approved a subadvisory agreement between New York Life Investments and Epoch (the “Subadvisory Agreement”) on behalf of the Fund. The Subadvisory Agreement, which is subject to shareholder approval, provides that Epoch will manage the assets of the Fund as directed by New York Life Investments, the Fund’s manager, and pursuant to the Fund’s registration statement. Epoch currently serves as the interim subadvisor to the Fund pursuant to the terms of an Interim Subadvisory Agreement also approved by the Board on June 23, 2009. The Interim Subadvisory Agreement will remain in effect until the sooner of the expiration of 150 days from the termination date of the former subadvisory agreement with MacKay Shields LLC (“MacKay Shields”) on June 29, 2009, or the date on which shareholders approve the Subadvisory Agreement. For more information regarding the Interim Subadvisory Agreement with Epoch, please see the section entitled “Why is the Subadvisory Agreement Necessary?”.

Background

The Proposal to change the Fund’s subadvisor is part of a larger initiative by New York Life Investments to reposition, rationalize and streamline the MainStay Group of Funds in order to reduce duplication among funds, strengthen the fund lineup overall and offer funds with high asset levels to potentially benefit shareholders with economies of scale.

In addition to approving the Subadvisory Agreement with Epoch, the Board, at its June 23, 2009 special meeting, also approved a separate but related initiative for the MainStay Small Cap Growth Fund (“Small Cap Growth Fund”), a series of The MainStay Funds. This separate initiative was directed to shareholders of the Small Cap Growth Fund seeking approval of an Agreement and Plan of Reorganization providing for (i) the acquisition of all the assets and the assumption of all the liabilities of the Small Cap Growth Fund by the Fund, in exchange for shares of the Fund having an aggregate net asset value equal to the aggregate net asset value

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of the shares of the Small Cap Growth Fund; and (ii) the subsequent redemption of the shares and liquidation and dissolution of the Small Cap Growth Fund (the “Small Cap Growth Fund Merger”). If the shareholders of the Small Cap Growth Fund approve the Agreement and Plan of Reorganization, then the Small Cap Growth Fund will merge with and into the Fund.

Also at the special meeting held on June 23, 2009, the Board approved changes to the Fund’s principal investment strategy, investment process, risks and primary benchmark index. These changes became effective on August 14, 2009 and are discussed in the prospectus supplement dated June 29, 2009. In addition, the Board approved a change in the Fund’s name to “MainStay U.S. Small Cap Fund,” contingent upon the approval of the Proposal by shareholders.

Why am I Receiving this Proxy Statement?

You are receiving this Proxy Statement because you own shares of the Fund. Investment companies are required to obtain shareholder approval for certain types of changes, such as the approval of the Subadvisory Agreement contemplated in the Proposal. This Proxy Statement is being furnished to you in connection with the solicitation of votes with respect to the Fund.

What are Shareholders Being Asked to Approve?

The Board recommends that shareholders vote “FOR” the Subadvisory Agreement, which provides that Epoch will serve as the subadvisor to the Fund and will manage the Fund’s assets on an ongoing basis.

As discussed in greater detail below, New York Life Investments has proposed that Epoch serve as the subadvisor to the Fund based on, among other things, the nature, quality and extent of the services Epoch would provide to the Fund. The Board believes it is in the best interests of the Fund and its shareholders to retain Epoch’s services. Epoch currently serves as the interim subadvisor to the Fund pursuant to the terms of the Interim Subadvisory Agreement.

Why is the Subadvisory Agreement Necessary?

Prior to June 29, 2009, MacKay Shields served as the Fund’s subadvisor pursuant to a subadvisory agreement dated January 31, 2009. This subadvisory agreement with MacKay Shields was last approved by the Fund’s shareholders on January 30, 2009 for the purpose of approving the agreement in connection with a shareholder meeting.

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At a special meeting held on June 23, 2009, the Board approved New York Life Investments’ recommendation to terminate the subadvisory agreement with MacKay Shields and replace MacKay Shields with Epoch, effective June 29, 2009. In reaching its decision to retain Epoch in place of MacKay Shields, the Board acknowledged that shareholders of the Fund had been asked to approve MacKay Shields at a shareholder meeting held on January 30, 2009. The Board further considered MacKay Shields’ subsequent decision to focus primarily on fixed income asset management and determined that it would be in the best interests of the Fund to retain Epoch as the Fund’s subadvisor. As discussed in more detail in the next section entitled, “What did the Board consider in approving the Interim Subadvisory Agreement and Subadvisory Agreement?”, the Board approved the Interim Subadvisory Agreement and Subadvisory Agreement between New York Life Investments and Epoch to appoint Epoch as the subadvisor to the Fund. The latter agreement will be effective upon shareholder approval.

To ensure the uninterrupted provision of subadvisory services to the Fund during the period between the termination of MacKay Shields (which occurred on June 29, 2009) and the Special Meeting, the Board also approved the Interim Subadvisory Agreement pursuant to Rule 15a-4 under the 1940 Act, which became effective as of June 29, 2009 and pursuant to which Epoch currently serves as the Fund’s interim subadvisor. The Interim Subadvisory Agreement will remain in effect until the sooner of the expiration of 150 days from the termination of the subadvisory agreement with MacKay Shields or the date on which shareholders approve the Subadvisory Agreement with Epoch. Rule 15a-4 permits Epoch to provide subadvisory services to the Fund under the Interim Subadvisory Agreement without shareholder approval, subject to certain conditions, including the following:

•	Epoch’s compensation during the interim period is no greater than that paid to MacKay Shields under the former subadvisory agreement; and
•	the Board, including a majority of the Independent Trustees, approved the Interim Subadvisory Agreement.

During the term of the Interim Subadvisory Agreement, New York Life Investments has agreed to pay Epoch for its services an annual fee, based on the average daily net assets of the Fund, of:

0.425% on assets up to $1 billion; and

0.400% on assets in excess of $1 billion.

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This fee is identical to the subadvisory fee paid to MacKay Shields under the former subadvisory agreement. Under the terms of the Interim Subadvisory Agreement, to the extent that New York Life Investments has agreed to waive a portion of the management fee or reimburse the expenses of a class of shares of the Fund that the class’ total ordinary operating expenses do not exceed certain amounts, Epoch has agreed to waive or reimburse its fee proportionately.

What did the Board Consider in Approving the Interim Subadvisory Agreement and Subadvisory Agreement?

At a special in-person meeting of the Board held on June 23, 2009, the Board approved New York Life Investments’ recommendation to replace its affiliate, MacKay Shields, with Epoch as the Fund’s subadvisor. The Board also approved the Interim Subadvisory Agreement and the Subadvisory Agreement with respect to the Fund.

In connection with its consideration of New York Life Investments’ recommendation to approve Epoch as the Fund’s subadvisor, the members of the Board, including members of its Contracts Committee and Investment Committee, undertook a review of Epoch’s qualifications to serve as the Fund’s subadvisor. On behalf of the Board, certain members of the Board’s Investment Committee conducted an in-person meeting with Epoch representatives at Epoch’s headquarters in New York City. The Contracts and Investment Committees each reviewed various matters relating to the proposed subadvisory relationship between Epoch and New York Life Investments with respect to the Fund at their regularly scheduled meetings on June 17, 2009.

In reaching its decision to approve the Interim Subadvisory Agreement and Subadvisory Agreement, the Board considered information furnished to it by New York Life Investments and Epoch. The Board also requested and received responses from Epoch to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board particularly considered that New York Life Investments’ recommendation to approve Epoch as the Fund’s subadvisor is part of a larger initiative on the part of New York Life Investments to reposition and rationalize its investment capabilities.

In determining to approve the Interim Subadvisory Agreement and Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail

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below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by Epoch; (ii) the investment performance of the Fund and the historical investment performance of similar portfolios managed by Epoch; (iii) the costs of the services to be provided by Epoch from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s subadvisory fee.

While the members of the Board may have weighed certain factors differently, the Board’s decision to approve the Interim Subadvisory Agreement and Subadvisory Agreement was based on a comprehensive consideration of all the information provided to the Board in connection with its review of Epoch. The Board took note of New York Life Investments’ belief that Epoch, with its significant equity management capabilities and strong historical equity investment performance track record, is well-qualified to serve as the Fund’s subadvisor. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the Interim Subadvisory Agreement and Subadvisory Agreement is provided below.

Nature, Extent and Quality of Services to Be Provided by Epoch

In considering the approval of the Interim Subadvisory Agreement and Subadvisory Agreement, the Board examined the nature, extent and quality of the services that Epoch proposed to provide to the Fund. In this regard, the Board took note of the experience of the Fund’s proposed portfolio managers, the number of accounts managed by the portfolio managers and Epoch’s method for compensating portfolio managers. The Board also considered the experience of senior personnel at Epoch, as well as Epoch’s reputation and financial condition. The Board also observed that the senior personnel at Epoch have a long history of managing assets across all sectors of the equity markets, and that Epoch had approximately $5.7 billion in assets under management as of March 31, 2009, which was comprised substantially of equity securities. Based on these considerations, the Board concluded that, within the context of its overall determinations regarding the Interim Subadvisory Agreement and Subadvisory Agreement, the Fund is likely to benefit from the nature, extent and quality of these services as a result of Epoch’s experience, personnel, operations and resources.

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Investment Performance

In evaluating investment performance, the Board considered the Fund’s historical investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered information provided by New York Life Investments showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers. The Board compared the Fund’s historical investment performance to the investment performance of similar portfolios managed by Epoch, as well as the strength of Epoch’s resources (including research capabilities) that may result in stronger long-term investment performance for the Fund over time. The Board acknowledged that the Fund would be making modifications to its principal investment strategy, investment process, principal risks, and primary benchmark index to align it with Epoch’s proposed investment strategy, as discussed further in the prospectus supplement dated June 29, 2009. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Interim Subadvisory Agreement and Subadvisory Agreement, that the selection of Epoch as the interim subadvisor and subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.

Costs of the Services to Be Provided by Epoch

The Board considered the estimated costs of the services to be provided by Epoch under the Interim Subadvisory Agreement and Subadvisory Agreement. In evaluating these estimated costs, the Board considered, among other things, Epoch’s investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that Epoch’s ability to maintain a strong financial position is important in order for Epoch to provide high-quality ongoing services to the Fund and its shareholders. The Board did not consider profitability information from Epoch’s relationship with the Fund, since Epoch had not commenced its service as the Fund’s subadvisor at the time the Board considered its approval of the Interim Subadvisory Agreement and Subadvisory Agreement. However, the Board considered information provided by Epoch reflecting Epoch’s profitability with respect to similar mutual funds currently managed by Epoch. The Board will request information concerning the profitability of the Fund to Epoch the next time that the Board considers the approval of the Fund’s Subadvisory Agreement. The Board did consider, however, representations from New York Life Investments and Epoch that the fees to be paid to Epoch under the

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Subadvisory Agreement are the product of arm’s-length negotiations between New York Life Investments and Epoch.

The Board also considered certain fall-out benefits that may be realized by Epoch due to its relationship with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board requested and received information from Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates, on the one hand, and New York Life Investments and its affiliates, on the other. The Board requested and received assurances that these other business relationships did not impact New York Life Investments’ recommendation for Epoch to serve as the Fund’s subadvisor, and that neither New York Life Investments nor its affiliates is expected to benefit in its other business relationships due to Epoch’s engagement as the Fund’s subadvisor. Additional information about the other business relationships in place between New York Life Investments, Epoch and their affiliates can be found under “What are the Other Business Arrangements Between New York Life Investments and Epoch?” in this Proxy Statement.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Interim Subadvisory Agreement and Subadvisory Agreement, that any profits to be realized by Epoch due to its relationship with the Fund will be the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on subadvisory fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board considered the Fund’s contractual management and subadvisory fee schedules, and noted each fee schedule provides for a breakpoint at the $1 billion asset level. The Board also considered the extent to which the Fund historically has benefited from economies of scale through expense waivers and reimbursements, and noted the impact of voluntary expense limitation arrangements on certain of the Fund’s share classes.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Interim Subadvisory Agreement and Subadvisory Agreement, that the Fund’s fee and expense

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structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s fee and expense structure as the Fund continues to grow over time.

Reasonableness of Subadvisory Fees

The Board evaluated the reasonableness of the fees to be paid under the Interim Subadvisory Agreement and Subadvisory Agreement. The Board considered that the fees to be paid to Epoch under the Interim Subadvisory Agreement and Subadvisory Agreement are paid by New York Life Investments, not the Fund, and will result in no increase in the Fund’s management fee.

The Board noted that during the interim subadvisory period for the Fund, Epoch would be compensated under the subadvisory fee schedule in place for MacKay Shields with equal sharing in any management fee waivers or total net expense reimbursements. The Board also noted that the fee to be paid to Epoch under the Subadvisory Agreement is to be the same as the fee paid to MacKay Shields under the prior subadvisory agreement except that Epoch will not equally share in any management fee waivers or total expense reimbursements. In addition, unlike the arrangement under the Interim Subadvisory Agreement and the former subadvisory agreement, Epoch, to the extent that the net management fee for the Fund is less than the subadvisory fee due to total net expense limitation reimbursements, has agreed to receive an amount equal to the net management fees. Thus, in the aforementioned circumstances, New York Life Investments will retain a smaller portion of its management fee as a result of these provisions in the Subadvisory Agreement with Epoch as compared with the previous subadvisory agreement with MacKay Shields and the Interim Subadvisory Agreement with Epoch.

In addition, the Board observed that, because Epoch is not affiliated with New York Life Investments, approval of the Subadvisory Agreement will likely result in a decrease in the revenue New York Life Investments and its affiliates will receive with respect to the Fund. The Board acknowledged that, after evaluating the reasonableness of the Fund’s management fee in connection with a recent annual contract review process, it had concluded that the Fund’s management fee was reasonable. In reaching this conclusion, the Board also considered information provided by Epoch concerning the fees it charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund.

Based on these considerations, the Board concluded that the Fund’s subadvisory fees were within a range that is competitive and that, within

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the context of the Board’s overall conclusions regarding the Interim Subadvisory Agreement and Subadvisory Agreement, supports the conclusion that the fees to be paid under the Interim Subadvisory Agreement and Subadvisory Agreement are reasonable.

Conclusion

On the basis of the information provided and its evaluation thereof, the Board unanimously voted to approve the new Interim Subadvisory Agreement and Subadvisory Agreement with Epoch.

What are the Terms of the Subadvisory Agreement?

The form of the Subadvisory Agreement is included as Exhibit A to this Proxy Statement, and the description of terms in this section is qualified in its entirety by reference to Exhibit A. The material terms of the Subadvisory Agreement with Epoch are substantially similar to the terms of the prior subadvisory agreement with MacKay Shields in place with respect to the Fund, except as noted in the discussion below.

Pursuant to the Subadvisory Agreement, Epoch will serve as subadvisor to the Fund. Epoch will, on behalf of the Fund, select its investments and place all orders for purchases and sales of securities, subject to the general supervision of the Board and New York Life Investments and in accordance with the Fund’s investment objectives, policies and restrictions. New York Life Investments will continue to manage the Fund and will monitor Epoch’s investment activities to help ensure compliance with regulatory restrictions.

More specifically, Epoch will perform the following services:

•	provide a continuous investment program for the Fund, subject to the supervision of the Board and New York Life Investments, and in accordance with the Fund’s investment objectives, policies, and restrictions;
•	provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest;
•	maintain all books and records with respect to the Fund’s securities transactions required to be maintained by the Fund under the 1940 Act and the rules thereunder;

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•	deliver to New York Life Investments and the Trustees such periodic and special reports as New York Life Investments or the Trustees may reasonably request;
•	monitor, on a daily basis, the determination of the valuation of portfolio securities by the portfolio accounting agent for the Fund; and
•	provide the Fund’s custodian, on each business day, with information relating to the execution of all portfolio transactions pursuant to standing instructions.

Under the Subadvisory Agreement, Epoch will be entitled to receive an annual fee from New York Life Investments (not the Fund) based on the average daily net assets of the Fund as follows:

0.425% on assets up to $1 billion; and

0.400% on assets in excess of $1 billion

Effective for a period of three years after the date of the Subadvisory Agreement, Epoch will equally share in any modifications to the management fee or management fee breakpoints for the Fund that are implemented subsequent to the date of the Subadvisory Agreement. Also, to the extent that the net management fee ratio payable to New York Life Investments under the Amended and Restated Management Agreement for the Fund (the “Management Agreement”) is less than the subadvisory fee payable to Epoch under the Subadvisory Agreement due to total net expense limitation reimbursements by New York Life Investments, Epoch has agreed to receive an amount equal to the net management fees. New York Life Investments will pay Epoch’s fee under the Subadvisory Agreement. The fee for Epoch is not an additional expense of the Fund.

If approved by shareholders, the Subadvisory Agreement will become effective on or about October 19, 2009 and, unless sooner terminated, will continue for an initial term ending in two years. Thereafter, the Subadvisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by a vote of a majority of the outstanding shares of the Fund, and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Fund’s Management Agreement, which is discussed below. The Subadvisory Agreement also may be terminated as follows: by New York Life Investments at any time without penalty, upon sixty (60) days’ written notice to the subadvisor and the Trust; at any

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time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to New York Life Investments and the subadvisor; or by the subadvisor at any time without penalty, upon sixty (60) days’ written notice to New York Life Investments and the Trust.

The Subadvisory Agreement provides that Epoch will not be liable to New York Life Investments, the Fund, or any shareholder of the Fund for any act or omission in the course of, or connected with, its services under the Subadvisory Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from Epoch’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Subadvisory Agreement, or reckless disregard of its obligations or duties under the Subadvisory Agreement.

What are the Other Business Arrangements Between New York Life Investments and Epoch?

In consideration for Epoch’s services described herein, New York Life Investments will also pay Epoch an additional quarterly service fee over the three-year period following the adoption of the Epoch Funds that, among other factors, is based upon a percentage of the total assets that are acquired as a result of the proposed Epoch Fund adoptions. There may also be additional payments made to Epoch should New York Life Investments and its affiliates fail to achieve certain sales targets over the three year period following the adoption of the Epoch Funds. In addition to establishing the subadvisory relationship between Epoch and New York Life Investments for the Fund and certain other Mainstay Funds advised by New York Life Investments, Epoch and New York Life Investments contemplate an ongoing relationship between the parties wherein, among other things: (i) New York Life Investments agrees to recommend to the Board of the MainStay Group of Funds that Epoch continue to serve as subadvisor for certain MainStay Funds and the Epoch Funds, subject to Board approval and other conditions; (ii) Epoch agrees not to provide subadvisory services to certain competing funds; (iii) New York Life Investments has a right of first refusal to offer certain new Epoch products; (iv) Epoch and an affiliate of New York Life Investments enter into a distribution relationship with respect to certain separately managed account and unified managed account products; and (v) Epoch agrees to maintain certain minimum additional capacity levels for new sales by New York Life Investments in the funds and other investment products subadvised by Epoch.

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Will the Fund Bear the Expenses of the Special Meeting?

All of the expenses relating to the Special Meeting, including the costs of solicitation of proxies and voting instructions, will be borne by New York Life Investments. It is estimated that the total cost will be between $94,000 and $98,000.

How can you Vote your Shares?

Please choose one of the following options to vote your shares:

•	By mail, with the enclosed proxy card;
•	By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card;
•	Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or
•	In person at the Special Meeting.

Were there any Other Changes Approved by the Board in Connection With the Approval of the Subadvisory Agreement?

In addition to approving the Subadvisory Agreement with Epoch at the June 23, 2009 special meeting, the Board also approved a related merger. If the shareholders of the Small Cap Growth Fund approve the Agreement and Plan of Reorganization, then the Small Cap Growth Fund will merge with and into the Fund.

Also at the special meeting held on June 23, 2009, the Board approved changes to the Fund’s principal investment strategy, investment process, risks and primary benchmark index. These changes became effective on August 14, 2009. In addition, assuming shareholders of the Fund approve the Proposal, the Fund will be renamed the MainStay U.S. Small Cap Fund, on or about October 19, 2009.

These changes are discussed in the prospectus supplement dated June 29, 2009. Unlike the Proposal regarding the Subadvisory Agreement, the changes discussed above do not require your approval and you are not being asked to approve the changes.

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CURRENT MANAGEMENT AGREEMENT

New York Life Investments serves as manager to the Fund pursuant to the Management Agreement dated August 1, 2008, between New York Life Investments and the Trust, on behalf of the Fund. New York Life Investments has managed the Fund since its inception.

In conformity with the stated policies of the Fund and pursuant to the Management Agreement, New York Life Investments manages the investment operations of the Fund and the composition of the Fund’s portfolio, subject to the supervision of the Board. New York Life Investments also provides administrative and legal services to the Fund. New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and maintains most of the financial, legal and accounting records required to be maintained for the Fund, except those maintained by the Fund’s custodian and subadvisor.

The Management Agreement was last approved by shareholders on December 5, 2000, for the purpose of approving the agreement in connection with a shareholder meeting and most recently renewed by the Board at a meeting held on June 18, 2009 for one year beginning on August 1, 2009. It will continue in effect from year to year only if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated as to the Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by New York Life Investments. The Management Agreement also terminates automatically in the event of its assignment (as that term is defined in the 1940 Act).

The Management Agreement provides that New York Life Investments shall not be liable to the Trust for any error of judgment by New York Life Investments or for any loss sustained by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from New York Life Investments’ willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Management Agreement.

Under the Management Agreement, New York Life Investments may make the day-to-day investment decisions for the Fund or delegate any or all of its duties and responsibilities to one or more subadvisors, at its own expense. If it chooses to delegate to a subadvisor, New York Life Investments is responsible for monitoring the subadvisor’s investment

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activities to help ensure compliance with regulatory restrictions. Regardless of whether it employs a subadvisor, New York Life Investments continuously reviews, supervises and administers the Fund’s investment program, including monitoring for compliance with regulatory restrictions by those managing the Fund’s assets.

In consideration for its services, New York Life Investments receives an annual fee of 0.85% of the average daily net assets of the Fund on assets up to $1 billion and 0.80% on assets in excess of $1 billion. From New York Life Investments’ management fee, Epoch will receive its subadvisory fee as detailed in the section above entitled “What are the terms of the Subadvisory Agreement?”.

During the fiscal year ended October 31, 2008, New York Life Investments received $5,135,480 in management fees from the Fund, of which $1,248,722 was waived and/or reimbursed. MacKay Shields, the Fund’s former subadvisor, became the interim subadvisor to the Fund on January 31, 2009 and subadvisor to the Fund on February 13, 2009 and, therefore, was not compensated for the fiscal year ended October 31, 2008. From January 31, 2009 through June 29, 2009, MacKay Shields received $306,824, of which $192,792 was waived and/or reimbursed.

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INFORMATION ABOUT EPOCH

New York Life Investments has proposed that Epoch, 640 Fifth Avenue, New York, New York 10010, serve as the subadvisor to the Fund. Under New York Life Investments’ supervision, Epoch would be responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Fund. For these services, Epoch would receive an annual fee, paid monthly, by New York Life Investments, and not by the Fund, as detailed in the section above entitled “What are the terms of the Subadvisory Agreement?”.

Epoch was incorporated in April 2004 as a Delaware corporation and is an independent investment advisory firm. As of June 30, 2009, Epoch managed approximately $7.8 billion in assets.

Epoch is a wholly-owned subsidiary of Epoch Holding Corporation, 640 Fifth Avenue, New York, New York 10019, a public company.

Exhibit B to this Proxy Statement sets forth the principal executive officers of Epoch.

The Epoch investment team of David N. Pearl, William W. Priest and Michael A. Welhoelter would be jointly and primarily responsible for the day-to-day management of the Fund. These individuals also serve as the current portfolio managers. Their biographical information is set forth below:

David N. Pearl, CFA Mr. Pearl is an Executive Vice President of Epoch. Mr. Pearl has managed the MainStay All Cap Growth, MainStay Small Cap Growth and MainStay Small Company Value Funds since June 2009. Mr. Pearl joined Epoch in 2004. Prior to joining Epoch, Mr. Pearl was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC from 2001 to 2004, where he was responsible for both institutional and private client assets. Previously, he held a similar portfolio management position at ING Furman Selz Asset Management from 1997 to 2001, where he was responsible for $200 million of institutional and private client assets. He also founded and managed Sagacity International Ltd., a long/short hedge fund from 1997 to 2001. Prior to that, he was a Senior Portfolio Manager at Citibank Global Asset Management from 1994 to 1997. While at Citibank Global Asset Management, Mr. Pearl managed over $200 million of mutual fund and institutional accounts, and ranked in the top decile of performance versus his peer group. Prior to joining Citibank, Mr. Pearl was an officer and senior analyst of BEA Associates, predecessor to Credit Suisse Asset Management —

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Americas from 1986 to 1989. Mr. Pearl received a BS in Mechanical Engineering from the University of Pennsylvania and an MBA from Stanford University Graduate School of Business.

William W. Priest, CFA Mr. Priest is Managing Director, Chief Investment Officer and Chief Executive Officer of Epoch. Mr. Priest has managed the MainStay All Cap Growth, MainStay Small Cap Growth and MainStay Small Company Value Funds since June 2009. Before founding Epoch in 2004, Mr. Priest was a Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC from 2001 to 2004. Prior to joining Steinberg Priest, he was a Member of the Global Executive Committee of Credit Suisse Asset Management (CSAM) from 1997 to 2001, Chairman and Chief Executive Officer of Credit Suisse Asset Management Americas from 1990 to 2001 and CEO and Portfolio Manager of its predecessor firm BEA Associates, which he co-founded in 1972. During his 30 year tenure at BEA and CSAM, Mr. Priest developed the firm into a well-recognized investment manager with over $100 billion under management. He is a CFA charterholder, CPA, and a graduate of Duke University and the University of Pennsylvania’s Wharton Graduate School of Business. Mr. Priest is a Director of Globe Wireless, InfraRedX and a Member of the Council on Foreign Relations.

Michael A. Welhoelter, CFA Mr. Welhoelter is a Managing Director of Epoch. Mr. Welhoelter has managed the MainStay All Cap Growth, MainStay Small Cap Growth and MainStay Small Company Value Funds since June 2009. Mr. Welhoelter joined Epoch in 2005. Prior to joining Epoch, Mr. Welhoelter was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. from 2001 to 2005. In this role, he managed over $5 billion of mutual funds and separately managed portfolios. Prior to joining Columbia Management Group, he was at Credit Suisse Asset Management Group (CSAM) from 1997 to 2001, where he was a portfolio manager in the Structured Equity group, overseeing long/short market neutral and large cap core products. Prior to joining CSAM, he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management from 1986 to 1997. Mr. Welhoelter holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts, and is CFA charterholder.

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Epoch acts as adviser/subadvisor with respect to the following fund that has a similar investment objective as the Fund.

Fund Name	Assets Under Management	Effective Advisory/ Subadvisory Fee
Epoch Small Cap Value Fund	$74 million	0.50%

BROKERAGE COMMISSIONS ON FUND TRANSACTIONS

In effecting purchases and sales of Fund securities for the account of the Fund, Epoch will seek the best execution of the Fund’s orders. In the course of achieving best execution, Epoch may place such orders with brokers and dealers who provide market, statistical and other research information to it. Epoch will be authorized, under certain circumstances, when placing Fund transactions for equity securities, to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction due to Epoch’s receipt of market, statistical and other research information.

NYLIFE Securities LLC (“NYLIFE Securities”), an affiliate of New York Life Investments, may act as broker for the Fund. NYLIFE Securities is a wholly-owned subsidiary of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, the indirect parent of New York Life Investments. NYLIFE Securities is therefore an “Affiliated Broker” as that term is defined in Schedule 14A under the Securities Exchange Act of 1934, as amended. There were no brokerage commissions paid by the Fund to NYLIFE Securities or any other affiliated broker for the most recently completed fiscal year.

BOARD RECOMMENDATION

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
OF THE FUND VOTE “FOR” THE APPROVAL OF THE SUBADVISORY
AGREEMENT.

VOTING INFORMATION

This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Fund on or about August 26, 2009. Only shareholders of record as of the close of business on the Record Date, July 27, 2009, will be entitled to notice of, and to vote at, the Special Meeting.

A proxy may be revoked at any time on or before the Special Meeting by written notice to the Secretary of the Trust at the address on the cover of this Proxy Statement or by attending and voting at the Special Meeting.

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Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposal.

Voting of Proxies.  If you attend the Special Meeting you may vote in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.

You may also authorize your proxy on the Internet or by touch-tone telephone. These options require you to input a control number, which is located on each proxy card. After inputting the control number, you will be prompted to authorize your proxy on the Proposal. You will have an opportunity to review your authorization and make any necessary changes before submitting your authorization and terminating your telephone call or Internet connection.

Timely and properly completed and submitted proxies will be voted as instructed by shareholders. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by: (1) delivering to the Secretary of Eclipse Funds written notice of the revocation; (2) delivering to the Fund a proxy with a later date; or (3) voting in person at the Special Meeting.

In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to the Proposal, such proxy will be voted “FOR” the Proposal and in the discretion of the proxy holder with regard to any other proposal.

Quorum Requirements.  A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposal. The presence in person or by proxy of the holders of the majority of outstanding shares of the Fund on the Record Date shall constitute a quorum. The following chart reflects the total number of shares outstanding as of the Record Date for each class of the Fund:

Number of Shares Outstanding
	Investor Class	Class A	Class B	Class C	Class I
MainStay Small Company Value Fund	[]	[]	[]	[]	[]

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Votes Necessary to Approve the Proposal.  Approval of the Proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of: (1) 67% of the voting securities of the Fund present at the meeting, if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Effect of Abstentions and Broker “Non-Votes.”  The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes “FOR” the Proposal. Therefore, abstentions and broker non-votes will have the effect of a “NO” vote with respect to the Proposal.

Adjournments.  If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve the Proposal have not been received at the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of the Proposal and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal.

Payment of Solicitation Expenses.  The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by New York Life Investments and are estimated to be between $94,000 and $98,000. New York Life Investments, on behalf of the Fund, has retained Computershare Fund Services to provide proxy solicitation services in connection with the Special Meeting. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, the Fund, their respective affiliates, or, in New York Life Investments’ discretion, a commercial firm retained for this purpose.

Other Matters to Come Before the Special Meeting.  The Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special

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Meeting to permit the continued solicitation of proxies in favor of the Proposal, it is the intention of the Fund that proxies not containing specific restrictions to the contrary will be voted as described above under “Adjournments” with respect to proposals to adjourn the Special Meeting to solicit additional proxies in favor of the Proposal and in the discretion of the proxy holder on any other matters.

Future Shareholder Proposals.  A shareholder may request inclusion of certain proposals for action in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings, which the shareholder intends to introduce at such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Trust at 51 Madison Avenue, New York, New York 10010. Any shareholder proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to shareholders in order to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management.

Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

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OTHER INFORMATION

Form of Organization.

The Fund is a diversified series of the Eclipse Funds, an open-end management investment company, organized as a Massachusetts business trust. The Fund is governed by a Board of Trustees consisting of eight members, seven of which are not “interested persons” as defined in the 1940 Act. For more information on the history of the Fund, please see the Fund’s Statement of Additional Information.

Manager and Administrator.

New York Life Investments, 51 Madison Avenue, New York, New York 10010, a limited liability company organized under the laws of Delaware, serves as the manager to the Fund. In this capacity, New York Life Investments is responsible for providing investment advisory and administrative services to the Fund. New York Life Investments commenced operations in April 2000, and is an independently-managed, wholly-owned indirect subsidiary of New York Life Insurance Company, 51 Madison Avenue, New York, New York 10010. As of June 30, 2009, New York Life Investments and its affiliates managed approximately $235.8 billion in assets.

Distributor.

NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, a limited liability company organized under the laws of Delaware, serves as the Trust’s distributor and principal underwriter (the “Distributor”) pursuant to Master Distribution Agreement, dated December 12, 2000. The Master Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund’s shares. The Distributor is a wholly-owned subsidiary of New York Life Investments.

Custodian.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the Custodian for the Fund’s assets. State Street also provides sub-administration and sub-accounting services for the Fund. These services include calculating the Fund’s daily net asset value, maintaining general ledger and sub-ledger accounts for the calculation of the Fund’s net asset value, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these non-custody services to the Fund, State Street is compensated by New York Life Investments. Custodian fees and expenses are paid by the Fund.

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Independent Registered Public Accounting Firm.

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, serves as the Fund’s independent registered public accounting firm. KPMG LLP is responsible for auditing the annual financial statements of the Fund. Representatives of KPMG LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Shareholder Reports.

The Fund will furnish, without charge, upon request, a printed version of the most recent annual and semiannual reports to shareholders of the Fund. Such requests may be directed to the Fund by contacting the Distributor of the Fund’s shares by writing NYLIFE Distributors LLC, Attn: MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, by calling toll-free 800-MAINSTAY (624-6782) or by visiting mainstayinvestments.com.

Information Requirements.

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet website (at http://www.sec.gov), which contains other information about the Fund.

Security Ownership of Management and Principal Holders.

As of the Record Date, the current officers and Trustees of Eclipse Funds, in the aggregate, beneficially owned less than 1% of any class of shares of the Fund. A list of the 5% shareholders of the Fund as of the Record Date is provided in Exhibit C.

Since October 31, 2008, none of the Trustees purchased or sold securities of Epoch or its parents or subsidiaries.

Vote of Fund Shares by Madison Square Investors.

The MainStay Asset Allocation Funds and the MainStay Retirement Funds which are series of Eclipse Funds Inc., a registered investment company, and are subadvised by Madison Square Investors LLC (“Madison Square Investors”) may receive this proxy statement as shareholders of the Fund. In that event, Madison Square Investors and/or its affiliates have the discretion to vote some or all of the Fund shares on this Proposal in

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accordance with the recommendations of an independent service provider or vote the shares in the same proportion as the other shareholders of the Fund. The Fund has been advised by Madison Square Investors that these shares will be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

“Householding” of Proxy Statements.

The Fund may furnish only one copy of this proxy statement to a household, even if more than one shareholder resides in the household, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If you are a shareholder and would like additional copies of this proxy statement, please contact the Distributor by writing NYLIFE Distributors LLC, Attn: MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 800-MAINSTAY (624-6782). If in the future you do not want the mailing of your proxy statement to be combined with other members of your household, or if the Fund has furnished multiple proxy statements to your household and you would like the Fund to furnish only one statement to your household in the future, please inform the Distributor in writing or via telephone at the address or telephone number listed above.

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EXHIBIT A

ECLIPSE FUNDS, ECLIPSE FUNDS INC.,
THE MAINSTAY FUNDS AND MAINSTAY VP SERIES FUND, INC.

FORM OF AMENDED AND RESTATED SUBADVISORY AGREEMENT

This Subadvisory Agreement, made as of the [  ] day of [    ], 2009 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Epoch Investment Partners, Inc., a Delaware corporation (the “Subadvisor”).

WHEREAS, Eclipse Funds and The MainStay Funds (each a “Trust”) and Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (each a “Company”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust/Company is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

WHEREAS, the Trust/Company currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager entered into Amended and Restated Management Agreements dated August 1, 2008 with the Trust/Company, on behalf of its series, as amended (collectively the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Trust/Company; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of the Trust/Company and manage such portion of the Trust/Company as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1.	Appointment.

The Manager hereby appoints Epoch Investment Partners, Inc. to act as Subadvisor to each series of the Trust/Company designated on Schedule A of this Agreement (each a “Series”) with respect to (i) all of the assets of such Series, in the case of each Series other than the MainStay Income Builder (formerly Total Return) Fund and MainStay VP Income Builder (formerly Total Return) Portfolio, and (ii) those assets of such Series specified on Schedule A as allocated to the Subadvisor, in the case of the MainStay Income Builder Fund and MainStay VP Income Builder Portfolio (in the case of either clause (i) or clause (ii) with respect to a Series (as applicable), the “Allocated Assets” of such Series),subject to such written instructions to the Subadvisor and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement, and subject in the case of the MainStay Income Builder Fund and MainStay VP Income Builder Portfolio to such written redesignation of Allocated Assets as the Manager may from time to time furnish to the Subadvisor. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust/Company designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

2.	Portfolio Management Duties.

Subject to the supervision of the Trust’s/Company’s Board of Trustees/Directors (“Board”) and the Manager, the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series.

The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in the Trust’s/Company’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:

(a) The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and will coordinate efforts with the Manager with that objective.

(b) The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Trust/Company’s Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Trust/Company under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c) On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust/Company and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Trust/Company.

(d) In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust/Company and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Trust/Company’s custodian and portfolio accounting agent.

(e) The Subadvisor will assist the custodian and portfolio accounting agent for the Trust/Company in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust/Company, the value of any portfolio securities or other Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

(f) The Subadvisor will make available to the Trust/Company and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust/Company) as are necessary to assist the Trust/Company and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Trust/Company are being conducted in a manner consistent with applicable laws and regulations.

(g) The Subadvisor will provide reports to the Trust’s/Company’s Board, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series’ Allocated Assets, and will furnish the Trust/Company’s Board with respect to the Series such periodic and special reports as the Trustees/Directors and the Manager may reasonably request.

(h) In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust/Company’s Board and by a majority of

Trustees/Directors who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Trust/Company, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust/Company to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Trust/Company assets:

(i) been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(i) The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Series, at the expense of the Allocated Assets or Series. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation: (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. Manager represents that the Allocated Assets or Series can settle such private placements.

3.	Compensation.

For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the Trust/Company for management services described under the Management Agreement between the Trust/Company and the Manager. Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

4.	Broker-Dealer Selection.

The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust/Company, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust/Company, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and the Trust/Company’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to the Subadvisor if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.	Disclosure About Subadvisor.

The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Trust/Company filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6.	Expenses.

During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust/Company shall be responsible for all the expenses of the Trust/Company’s operations, including, but not limited to:

(a) the fees and expenses of Trustees/Directors who are not interested persons of the Manager or of the Trust/Company;

(b) the fees and expenses of each Series which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Manager; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Trustees/Directors of the Trust/Company; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;

(c) the fees and expenses of the Trust’s/Company’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d) the charges and expenses of legal counsel and independent accountants for the Trust/Company;

(e) brokers’ commissions and any issue or transfer taxes chargeable to the Trust/Company in connection with its securities transactions on behalf of the Series;

(f) all taxes and business fees payable by the Trust/Company or the Series to federal, state or other governmental agencies;

(g) the fees of any trade association of which the Trust/Company may be a member;

(h) the cost of share certificates representing the Series’ shares;

(i) the fees and expenses involved in registering and maintaining registrations of the Trust/Company and of its Series with the SEC, registering the Trust/Company as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust/Company’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees/Directors’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust/Company’s business; and

(l) any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7.	Compliance.

(a) The Subadvisor agrees to assist the Manager and the Trust/Company in complying with the Trust/Company’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Trust’s/Company’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Trust’s/Company’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Trust’s/Company’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board’ approval of the Subadvisor’s Compliance Program.

(b) The Subadvisor agrees that it shall immediately notify the Manager and the Trust/Company’s Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor about the Subadvisor that is not contained in the Registration Statement or prospectus for the Trust/Company, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.

(c) The Manager agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Manager or the Trust/Company, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.	Documents.

The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) With respect to each Trust, the Declaration of Trust of the Trust, as amended from time to time, as filed with the Secretary of the Commonwealth of the Commonwealth of Massachusetts (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declaration of Trust”), and with respect to each Company, Articles of Incorporation of the Company, as amended from time to time, as filed with the Department of Assessments and Taxation of the State of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, are herein called the “Articles of Incorporation”);

(b) By-Laws of the Trust/Company, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c) Certified Resolutions of the Trustees/Directors of the Trust/Company authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;

(e) Notification of Registration of the Trust/Company under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

(f) Prospectus and Statement of Additional Information of the Series.

9.	Books and Records.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the Trust/Company and further agrees to surrender promptly to the Trust/Company any of such records upon the Trust/Company’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10.	Cooperation.

Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust/Company.

11.	Representations Respecting Subadvisor.

The Manager and the Trust/Company agree that neither the Trust/Company, the Manager, nor affiliated persons of the Trust/Company or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Trust/Company shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust/Company, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12.	Confidentiality.

The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and its prior, present or potential shareholders, unless required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law.

13.	Control.

Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14.	Liability.

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust/Company and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15.	Indemnification.

(a) The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust/Company, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) is based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Trust/Company or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, the Trust/Company or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b) Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) is based upon a failure by the Subadvisor to comply with Section 2, Paragraph (a) of this Agreement; or (iii) is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Trust/Company or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust/Company or any affiliated person of the Manager or Trust/Company by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d) The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.	Services Not Exclusive.

The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee/Director, officer or employee of the Trust/Company, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17.	Duration and Termination.

This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series; and (b) the vote of a majority of those Trustees/Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust/Company, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the Trust/Company; (B) at any time without payment of any penalty by the Trust/Company, upon the vote of a majority of the Trust/Company’s Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Trust/Company. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust/Company, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the Management Agreement between the Manager and the Trust/Company is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

18.	Amendments.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Series; and (ii) the Trustees/Directors of the Trust/Company, including a majority of the Trustees/Directors of the Trust/Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

19.	Use of Name.

(a) It is understood that the name Eclipse, MainStay, MainStay VP Series Fund, Inc. or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust/Company and/or the Series. Upon termination of the Management Agreement between the Trust/Company and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b) It is understood that the name Epoch Investment Partners, Inc. or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Trust/Company and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Trust/Company or sales materials with respect to the Trust/Company with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Trust/Company and/or the Series. Upon termination of this Agreement, the Trust/Company shall forthwith cease to use such name (or derivative or logo).

20.	Proxies; Class Actions.

(a) The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Trust/Company. Absent contrary instructions received in writing from the Trust/Company, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Trust/Company, and these records shall be available to the Trust/Company upon request.

(b) Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Series.

21.	Notice.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: President; or (2) to the Subadvisor at 640 Fifth Avenue, 18th Floor, New York, NY 10019, Attention: Chairman.

22.	Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c) To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;

(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e) Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the [  ] day of [    ], 2009. This Agreement may be signed in counterparts.

New York Life Investment Management LLC
Attest: Name: Title:	By: Name: Title:

Epoch Investment Partners, Inc.
Attest: Name: Title:	By: Name: Title:

SCHEDULE A1

As compensation for services provided by Subadvisor with respect to the following Series the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for services rendered hereunder, an annual subadvisory fee with respect to such Series equal to the following:

Series	Annual Rate
MainStay U.S. Small Cap Fund* (formerly MainStay Small Company Value Fund)	0.425% on assets to $1 billion** 0.40% on assets in excess of $1 billion

The fee based upon the average daily net assets of the respective Series shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series.

Payment will be made to the Subadvisor on a monthly basis.

*	Effective three years after the date of this Agreement, the Subadvisor will equally share in any modifications to the management fee or management fee breakpoints for the Series that are implemented subsequent to the date of this Agreement.
**	With respect to the MainStay U.S. Small Cap Fund, to the extent that the net management fee ratio payable to the Manager under the separate Management Agreement is less than the subadvisory fee ratio payable to the Subadvisor under this Agreement due to total net expense limitation reimbursements, the Subadvisor has agreed to receive an amount equal to the net management fees.

[1]	This Form of Schedule is only applicable to the Series listed above. This schedule does not reference all Series of the registered investment companies listed in the Subadvisory Agreement.

EXHIBIT B

ADDITIONAL INFORMATION ABOUT
EPOCH INVESTMENT PARTNERS, INC.

The names, titles and principal occupations of the principal executive officer(s) of Epoch Investment Partners, Inc. are shown below. Their principal address is 640 Fifth Avenue, New York, New York 10010. None of the officers or Trustees of the Fund are officers, employees, directors or shareholders of Epoch.

Name	Position(s) With Epoch / Principal Occupations
Adam Borak	Chief Financial Officer
J. Philip Clark	Executive Vice President
David N. Pearl	Executive Vice President
Timothy T. Taussig	President and Chief Operating Officer
William W. Priest	Managing Director, Chief Executive Officer and Chief Investment Officer

B-1

EXHIBIT C

SHARE OWNERSHIP OF SHAREHOLDERS

MAINSTAY SMALL COMPANY VALUE FUND

As of the Record Date, the Fund’s shareholders who were known by the Fund to own or beneficially own 5% or more of the outstanding interest of any class of the Fund’s shares are described below:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Investor Class	[]	[]	[]
Class A	[]	[]	[]
Class B	[]	[]	[]
Class C	[]	[]	[]
Class I	[]	[]	[]

C-1

FORM OF PROXY CARD

ECLIPSE FUNDS
MAINSTAY SMALL COMPANY VALUE FUND

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 16, 2009

The undersigned shareholder hereby constitutes and appoints  and  or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Fund held in his or her name on the books of the Fund and which he or she is entitled to cote at the Special Meeting of Shareholders to be held at the officers of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on October 16, 2009, beginning at 11:30 a.m. Eastern time, and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Fund and the Proxy Statement dated [August ], 2009.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided on the reverse side with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any matter that may arise at the Special Meeting according to their best judgment.

NOTE: Please sign exactly as your name appears on the account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.
SIGNATURE(S): Date
Date

PLEASE FOLD HERE — DO NOT TEAR

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.
2. Touchtone Phone:	Simply dial toll-free 1-866-628-9068 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

You can find the proxy statement and proxy card online by logging on to www.proxyonline.com using the control number above.

ECLIPSE FUNDS
MAINSTAY SMALL COMPANY VALUE FUND

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 16, 2009

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE MAINSTAY FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSAL.

PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE.

PROPOSAL:

1.	To approve a Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) to appoint Epoch as the subadvisor to the MainStay Small Company Value Fund.

FOR	AGAINST	ABSTAIN
☐	☐	☐

☐ Please check this box if you plan to attend the Special Meeting.

PLEASE BE SURE TO SIGN THE REVERSE SIDE BEFORE MAILING THIS PROXY.

PLEASE VOTE TODAY!